UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: July 31, 2014

ITEM 1.	SCHEDULE OF INVESTMENTS.

WESTERN ASSET FUNDS, INC.

WESTERN ASSET MACRO OPPORTUNITIES FUND

FORM N-Q

JULY 31, 2014

WESTERN ASSET MACRO OPPORTUNITIES FUND

Schedule of investments (unaudited)	July 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
SOVEREIGN BONDS - 39.7%
Brazil - 4.8%
Federative Republic of Brazil, Notes	10.000%	1/1/17	24,016,000	BRL	$10,251,643

Canada - 1.3%
Canada Housing Trust No. 1, Senior Secured Bonds	1.700%	12/15/17	2,980,000	CAD	2,748,646	(a)

Colombia - 1.1%
Republic of Colombia, Senior Bonds	5.625%	2/26/44	2,106,000		2,349,115

Hungary - 0.5%
Hungary Government Bond, Senior Notes	5.750%	11/22/23	1,026,000		1,115,775

Italy - 7.0%
Italy Buoni Poliennali Del Tesoro, Bonds	5.000%	9/1/40	6,775,000	EUR	10,860,350	(b)
Italy Buoni Poliennali Del Tesoro, Senior Bonds	4.750%	9/1/44	2,710,000	EUR	4,207,733	(a)

Total Italy					15,068,083

Korea - 0.5%
Republic of Korea, Senior Bonds	3.500%	3/10/24	1,100,000,000	KRW	1,109,175

Mexico - 8.5%
United Mexican States, Bonds	6.500%	6/9/22	182,405,300	MXN	14,548,947
United Mexican States, Bonds	7.750%	11/13/42	45,304,400	MXN	3,804,946

Total Mexico					18,353,893

Poland - 6.4%
Republic of Poland, Bonds	4.000%	10/25/23	41,260,000	PLN	13,830,027

Russia - 3.9%
Russian Federal Bond, Bonds	8.150%	2/3/27	297,170,000	RUB	7,685,270
Russian Foreign Bond - Eurobond, Senior Bonds	4.875%	9/16/23	600,000		596,400	(a)
Russian Foreign Bond - Eurobond, Senior Bonds	4.875%	9/16/23	200,000		198,800	(b)

Total Russia					8,480,470

South Africa - 3.9%
Republic of South Africa, Bonds	7.750%	2/28/23	21,630,000	ZAR	1,975,687
Republic of South Africa, Bonds	10.500%	12/21/26	36,730,000	ZAR	3,997,346
Republic of South Africa, Senior Notes	5.875%	9/16/25	2,130,000		2,354,076

Total South Africa					8,327,109

Turkey - 1.1%
Republic of Turkey, Senior Bonds	5.750%	3/22/24	2,133,000		2,340,967

Ukraine - 0.7%
Republic of Ukraine, Senior Bonds	6.580%	11/21/16	200,000		191,000	(a)
Republic of Ukraine, Senior Notes	6.250%	6/17/16	940,000		904,750	(b)
Republic of Ukraine, Senior Notes	6.250%	6/17/16	420,000		404,250	(a)

Total Ukraine					1,500,000

TOTAL SOVEREIGN BONDS (Cost - $85,775,701)					85,474,903

ASSET-BACKED SECURITIES - 0.8%
Citigroup Mortgage Loan Trust Inc., 2006-WFH2 M1	0.425%	8/25/36	760,000		612,830	(c)
EMC Mortgage Loan Trust, 2005-A M1	0.805%	5/25/43	390,000		327,600	(a)(c)
Home Equity Mortgage Trust, 2005-3 M3	1.235%	11/25/35	960,801		884,985	(c)

TOTAL ASSET-BACKED SECURITIES (Cost - $1,796,875)					1,825,415

COLLATERALIZED MORTGAGE OBLIGATIONS - 11.5%
American Home Mortgage Assets, 2006-6 A1A	0.345%	12/25/46	926,927		666,998	(c)

See Notes to Schedule of Investments.

WESTERN ASSET MACRO OPPORTUNITIES FUND

Schedule of investments (unaudited) (cont’d)	July 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - 11.5% (continued)
Banc of America Alternative Loan Trust, 2005-4 CB7, IO	4.945%	5/25/35	1,400,802	$177,612	(c)
Banc of America Commercial Mortgage Trust, 2007-2 AJ	5.790%	4/10/49	510,000	507,667	(c)
Banc of America Commercial Mortgage Trust, 2007-3 AJ	5.765%	6/10/49	240,000	249,771	(c)
Bear Stearns Commercial Mortgage Securities Trust, 2007-PW18 AJ	6.357%	6/11/50	250,000	240,554	(c)
CD Commercial Mortgage Trust, 2007-CD4 AJ	5.398%	12/11/49	490,000	413,248	(c)
COBALT CMBS Commercial Mortgage Trust, 2007-C3 AJ	5.776%	5/15/46	500,000	519,107	(c)
Commercial Mortgage Pass-Through Certificates, 2006-C8 AJ	5.377%	12/10/46	742,000	748,303
Connecticut Avenue Securities, 2013-C01 M2	5.405%	10/25/23	1,140,000	1,321,286	(c)
Connecticut Avenue Securities, 2014-C01 M2	4.555%	1/25/24	400,000	440,634	(c)
Connecticut Avenue Securities, 2014-C03 1M2	3.155%	7/25/24	1,360,000	1,330,251	(c)
Countrywide Alternative Loan Trust, 2005-J04 M2	0.795%	7/25/35	500,000	437,975	(c)
Credit Suisse Commercial Mortgage Trust, 2006-C3 AJ	5.789%	6/15/38	1,210,000	1,255,262	(c)
Credit Suisse Commercial Mortgage Trust, 2007-C2 AJ	5.605%	1/15/49	250,000	253,960	(c)
Credit Suisse Mortgage Trust, 2006-C5 AJ	5.373%	12/15/39	720,000	695,347
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K034 X3, IO	1.726%	9/25/41	1,000,000	126,624	(c)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K038 X3, IO	2.490%	6/25/42	1,730,000	339,512	(c)
Federal National Mortgage Association (FNMA), 2014-M8 SA, IO	4.762%	5/25/18	12,440,000	1,272,687	(c)
FREMF Mortgage Trust, 2012-K20 X2B, IO	0.200%	5/25/45	42,130,000	544,067	(a)
GCCFC Commercial Mortgage Trust, 2006-GG7 AJ	6.014%	7/10/38	230,000	239,295	(c)
GS Mortgage Securities Trust, 2006-GG8 AJ	5.622%	11/10/39	721,000	745,298
Indymac IMSC Mortgage Loan Trust, 2007-HOA1 A21	0.245%	7/25/47	824,929	562,167	(c)
Indymac IMSC Mortgage Loan Trust, 2007-HOA1 A22	0.335%	7/25/47	650,306	456,281	(c)
Indymac INDX Mortgage Loan Trust, 2006-AR11 5A1	2.821%	6/25/36	486,669	335,421	(c)
Jefferies & Co., 2009-R2 5A	3.260%	1/26/36	463,326	425,822	(a)(c)
JPMorgan Alternative Loan Trust, 2007-S1 A1	0.435%	4/25/47	812,193	743,951	(c)
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-LDP7 AJ	5.866%	4/15/45	540,000	550,581	(c)
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-LDP9 AJ	5.411%	5/15/47	290,000	251,743
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-LDP9 AJS	5.386%	5/15/47	270,000	240,235	(c)
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-CB18 AJ	5.502%	6/12/47	751,000	747,268	(c)
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-CB19 AJ	5.892%	2/12/49	430,000	391,856	(c)
JPMorgan Chase Commercial Mortgage Securities Trust, 2014-INN E	3.752%	6/15/29	450,000	450,278	(a)(c)
LB-UBS Commercial Mortgage Trust, 2007-C6 AJ	6.126%	7/15/40	500,000	525,210	(c)
LB-UBS Commercial Mortgage Trust, 2007-C7 C	6.249%	9/15/45	270,000	259,324	(c)
ML-CFC Commercial Mortgage Trust, 2006-3 AJ	5.485%	7/12/46	240,000	244,303	(c)
ML-CFC Commercial Mortgage Trust, 2007-5 AJ	5.450%	8/12/48	775,000	752,847	(c)
ML-CFC Commercial Mortgage Trust, 2007-9 AJ	6.193%	9/12/49	260,000	252,604	(c)
Morgan Stanley Capital I Trust, 2006-IQ12 AJ	5.399%	12/15/43	800,000	732,116

See Notes to Schedule of Investments.

WESTERN ASSET MACRO OPPORTUNITIES FUND

Schedule of investments (unaudited) (cont’d)	July 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - 11.5% (continued)
Morgan Stanley Capital I Trust, 2007-HQ11 AJ	5.508%	2/12/44	271,000		$286,230	(c)
Residential Asset Securitization Trust, 2005-A15 1A4	5.750%	2/25/36	383,864		362,272
Residential Asset Securitization Trust, 2005-A15 2A11, IO	5.395%	2/25/36	3,325,846		625,046	(c)
Sequoia Mortgage Trust, 2004-3 M1	0.906%	5/20/34	281,268		254,813	(c)
Structured ARM Loan Trust, 2005-14 A1	0.465%	7/25/35	536,491		410,409	(c)
Structured Asset Mortgage Investments Inc., 2006-AR7 A1A	0.365%	8/25/36	926,681		742,697	(c)
Wachovia Bank Commercial Mortgage Trust, 2006-C27 AJ	5.825%	7/15/45	240,000		245,452	(c)
Wachovia Bank Commercial Mortgage Trust, 2007-C31 AJ	5.660%	4/15/47	240,000		249,191	(c)
WaMu Mortgage Pass-Through Certificates, 2005-AR8 X, IO	1.617%	7/25/45	2,809,392		155,640	(c)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2005-4 CB9	0.555%	6/25/35	307,597		235,078	(c)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2006-AR02 A1A	1.058%	4/25/46	444,605		356,514	(c)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2007-OA2 2A	0.818%	1/25/47	635,856		457,055	(c)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $24,594,401)					24,827,862

CORPORATE BONDS & NOTES - 23.1%
CONSUMER DISCRETIONARY - 0.7%
Automobiles - 0.3%
General Motors Co., Senior Notes	6.250%	10/2/43	500,000		566,250

Media - 0.4%
Comcast Corp., Senior Notes	6.500%	11/15/35	200,000		256,583
Time Warner Cable Inc., Senior Bonds	6.550%	5/1/37	263,000		325,745
Time Warner Cable Inc., Senior Bonds	4.500%	9/15/42	280,000		272,066

Total Media					854,394

TOTAL CONSUMER DISCRETIONARY					1,420,644

CONSUMER STAPLES - 1.3%
Beverages - 0.4%
Pernod-Ricard SA, Senior Notes	5.500%	1/15/42	790,000		881,359	(a)

Food & Staples Retailing - 0.2%
CVS Caremark Corp., Senior Notes	5.750%	5/15/41	120,000		142,109
Kroger Co., Senior Notes	5.150%	8/1/43	270,000		289,988

Total Food & Staples Retailing					432,097

Food Products - 0.2%
Fonterra Cooperative Group Ltd., Senior Notes	3.600%	1/29/19	1,000,000	CNY	162,058	(b)
Mondelez International Inc., Senior Notes	4.000%	2/1/24	160,000		166,196
Mondelez International Inc., Senior Notes	6.500%	2/9/40	34,000		43,508

Total Food Products					371,762

Tobacco - 0.5%
Altria Group Inc., Senior Notes	10.200%	2/6/39	340,000		572,460
Lorillard Tobacco Co., Senior Notes	7.000%	8/4/41	280,000		341,805
Reynolds American Inc., Senior Notes	3.250%	11/1/22	150,000		144,349
Reynolds American Inc., Senior Notes	6.150%	9/15/43	60,000		68,478

Total Tobacco					1,127,092

TOTAL CONSUMER STAPLES					2,812,310

ENERGY - 2.0%
Oil, Gas & Consumable Fuels - 2.0%
Ecopetrol SA, Senior Notes	5.875%	9/18/23	1,060,000		1,197,482
Ecopetrol SA, Senior Notes	5.875%	5/28/45	652,000		681,340

See Notes to Schedule of Investments.

WESTERN ASSET MACRO OPPORTUNITIES FUND

Schedule of investments (unaudited) (cont’d)	July 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Oil, Gas & Consumable Fuels - 2.0% (continued)
Petrobras Global Finance BV, Senior Notes	7.250%	3/17/44	880,000		$961,303
Petroleos Mexicanos, Notes	6.375%	1/23/45	990,000		1,138,500	(a)
Sinopec Group Overseas Development Ltd., Senior Notes	4.375%	4/10/24	400,000		415,309	(a)

TOTAL ENERGY					4,393,934

FINANCIALS - 15.7%
Banks - 14.4%
Agricultural Development Bank of China Co., Ltd., Senior Bonds	3.080%	1/16/16	11,000,000	CNY	1,779,236	(b)
Agricultural Development Bank of China Co., Ltd., Senior Bonds	3.280%	1/16/17	4,500,000	CNY	729,441	(b)
BAC Capital Trust XIV, Junior Subordinated Notes	4.000%	9/3/14	1,000,000		810,000	(c)(d)
Banco Bilbao Vizcaya Argentaria SA, Junior Subordinated Bonds	9.000%	5/9/18	1,200,000		1,323,000	(b)(c)(d)
Banco Espirito Santo SA, Senior Notes	5.875%	11/9/15	100,000	EUR	124,750	(b)
Banco Espirito Santo SA, Senior Notes	4.000%	1/21/19	200,000	EUR	237,941	(b)
Banco Santander SA, Junior Subordinated Bonds	6.375%	5/19/19	1,600,000		1,592,000	(b)(c)(d)
Bank of America Corp., Junior Subordinated Notes	5.200%	6/1/23	3,900,000		3,656,250	(c)(d)
Bank of America Corp., Senior Notes	5.000%	1/21/44	250,000		262,630
CIT Group Inc., Senior Notes	5.000%	8/15/22	300,000		309,750
CIT Group Inc., Senior Notes	5.000%	8/1/23	300,000		306,375
Citigroup Inc., Junior Subordinated Bonds	5.350%	5/15/23	3,230,000		3,044,540	(c)(d)
Citigroup Inc., Junior Subordinated Bonds	6.300%	5/15/24	1,720,000		1,726,880	(c)(d)
Citigroup Inc., Subordinated Notes	5.300%	5/6/44	640,000		663,738
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Subordinated Notes	3.950%	11/9/22	770,000		776,128
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Subordinated Notes	5.750%	12/1/43	500,000		572,387
HSBC Holdings PLC, Subordinated Notes	5.250%	3/14/44	520,000		552,308
Intesa Sanpaolo SpA, Subordinated Bonds	5.017%	6/26/24	200,000		197,856	(a)
JPMorgan Chase & Co., Junior Subordinated Bonds	5.150%	5/1/23	1,200,000		1,134,720	(c)(d)
JPMorgan Chase & Co., Junior Subordinated Bonds	6.125%	4/30/24	190,000		192,850	(c)(d)
JPMorgan Chase & Co., Subordinated Notes	3.375%	5/1/23	780,000		758,003
M&T Bank Corp., Junior Subordinated Bonds	6.875%	6/15/16	260,000		265,289	(d)
Royal Bank of Scotland Group PLC, Subordinated Notes	6.100%	6/10/23	580,000		627,447
Royal Bank of Scotland Group PLC, Subordinated Notes	6.000%	12/19/23	60,000		63,768
Royal Bank of Scotland Group PLC, Subordinated Notes	5.125%	5/28/24	1,820,000		1,819,720
Societe Generale SA, Junior Subordinated Notes	6.000%	1/27/20	760,000		727,700	(a)(c)(d)
Standard Chartered PLC, Subordinated Notes	5.700%	3/26/44	1,130,000		1,192,005	(a)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	9/18/14	4,590,000		4,455,146	(c)(d)
Wells Fargo & Co., Junior Subordinated Bonds	5.900%	6/15/24	290,000		303,775	(c)(d)
Wells Fargo & Co., Subordinated Notes	3.450%	2/13/23	620,000		614,075
Wells Fargo & Co., Subordinated Notes	4.100%	6/3/26	220,000		221,716

Total Banks					31,041,424

Capital Markets - 0.7%
Credit Suisse NY, Senior Notes	2.300%	5/28/19	250,000		248,117
Goldman Sachs Capital II, Junior Subordinated Bonds	4.000%	9/18/14	270,000		213,975	(c)(d)
Goldman Sachs Capital III, Preferred Securities	4.000%	9/18/14	250,000		196,625	(c)(d)
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	580,000		690,754

Total Capital Markets					1,349,471

Diversified Financial Services - 0.6%
ILFC E-Capital Trust I, Junior Subordinated Notes	5.020%	12/21/65	740,000		710,400	(a)(c)
Toll Road Investors Partnership II LP, Senior Bonds	0.000%	2/15/38	200,000		39,176	(a)

See Notes to Schedule of Investments.

WESTERN ASSET MACRO OPPORTUNITIES FUND

Schedule of investments (unaudited) (cont’d)	July 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Diversified Financial Services - 0.6% (continued)
Toll Road Investors Partnership II LP, Senior Notes	0.000%	2/15/24	1,020,000		$580,413	(a)

Total Diversified Financial Services					1,329,989

TOTAL FINANCIALS					33,720,884

HEALTH CARE - 0.2%
Pharmaceuticals - 0.2%
Pfizer Inc., Senior Notes	4.400%	5/15/44	410,000		420,168

TELECOMMUNICATION SERVICES - 2.6%
Diversified Telecommunication Services - 2.3%
Telecom Italia SpA, Senior Notes	5.303%	5/30/24	240,000		232,800	(a)
Telefonica Emisiones SAU, Senior Notes	4.570%	4/27/23	150,000		158,435
Telefonica Emisiones SAU, Senior Notes	7.045%	6/20/36	420,000		533,294
Verizon Communications Inc., Senior Notes	6.550%	9/15/43	3,280,000		4,119,191

Total Diversified Telecommunication Services					5,043,720

Wireless Telecommunication Services - 0.3%
America Movil SAB de CV, Senior Notes	3.500%	2/8/15	4,000,000	CNY	649,363

TOTAL TELECOMMUNICATION SERVICES					5,693,083

UTILITIES - 0.6%
Electric Utilities - 0.6%
Enel Finance International NV, Senior Notes	6.000%	10/7/39	360,000		410,522	(a)
FirstEnergy Corp., Notes	7.375%	11/15/31	710,000		836,765

TOTAL UTILITIES					1,247,287

TOTAL CORPORATE BONDS & NOTES (Cost - $49,059,816)					49,708,310

MUNICIPAL BONDS - 0.3%
California - 0.1%
Inland Valley, CA, Development Agency, Successor Agency Tax Allocation Revenue, Taxable, AGM	5.500%	3/1/33	270,000		278,705

Illinois - 0.2%
Chicago, IL, GO, Taxable Project	6.314%	1/1/44	340,000		356,537

Iowa - 0.0%
Iowa State Finance Authority Midwestern Disaster Area Revenue, Iowa Fertilizer Co. Project	5.250%	12/1/25	100,000		105,186

TOTAL MUNICIPAL BONDS (Cost - $720,883)					740,428

NON-U.S. TREASURY INFLATION PROTECTED SECURITIES - 1.1%
Brazil - 1.1%
Federative Republic of Brazil, Notes (Cost - $2,210,605)	6.000%	8/15/50	5,116,703	BRL	2,265,838

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 8.8%
U.S. Government Agencies - 1.7%
Federal National Mortgage Association (FNMA), Debentures	0.000%	10/9/19	4,200,000		3,686,113

U.S. Government Obligations - 7.1%
U.S. Treasury Bonds	3.750%	11/15/43	840,000		911,531
U.S. Treasury Bonds	3.375%	5/15/44	3,010,000		3,046,213
U.S. Treasury Notes	1.625%	4/30/19	20,000		19,911
U.S. Treasury Notes	2.750%	11/15/23	50,000		51,035
U.S. Treasury Strip Principal (STRIPS)	0.000%	11/15/43	17,560,000		6,394,597
U.S. Treasury Strip Principal (STRIPS)	0.000%	2/15/44	13,590,000		4,897,755

Total U.S. Government Obligations					15,321,042

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $18,494,446)					19,007,155

See Notes to Schedule of Investments.

WESTERN ASSET MACRO OPPORTUNITIES FUND

Schedule of investments (unaudited) (cont’d)	July 31, 2014

SECURITY	RATE		SHARES	VALUE
PREFERRED STOCKS - 0.0%
FINANCIALS - 0.0%
Capital Markets - 0.0%
State Street Corp. (Cost - $58,400)	5.900%		2,336	$60,199	(c)

		EXPIRATION DATE	CONTRACTS/ NOTIONAL AMOUNT
PURCHASED OPTIONS - 0.1%
U.S. Dollar/Eurodollar, Call @ $1,430.00		9/5/14	75	469
U.S. Dollar/Eurodollar, Put @ $1,340.00		9/5/14	12	13,200
U.S. Dollar/Eurodollar, Put @ $1,350.00		9/5/14	33	60,225
U.S. Dollar/Indian Rupee, Put @ $59.34		9/18/14	1,440,000	858
U.S. Dollar/Japanese Yen, Call @101.50		8/8/14	147	919
U.S. Dollar/Japanese Yen, Call @107.50		8/8/14	11	69
U.S. Dollar/Japanese Yen, Put @97.50		9/5/14	10	10,875
U.S. Dollar/Japanese Yen, Put @98.00		9/5/14	10	14,750
U.S. Dollar/Japanese Yen, Put @98.50		9/5/14	44	84,700
U.S. Dollar/Mexican Peso, Put @ $12.79		9/11/14	1,070,000	571
U.S. Treasury 05-Year Notes, Call @ $120.00		8/22/14	30	469
U.S. Treasury 05-Year Notes, Call @ $121.25		8/22/14	484	3,781
U.S. Treasury 05-Year Notes, Put @ $114.25		8/22/14	53	414
U.S. Treasury 10-Year Notes, Call @ $129.50		8/22/14	67	1,047
U.S. Treasury 10-Year Notes, Call @ $131.50		8/22/14	424	6,625
U.S. Treasury 10-Year Notes, Call @ $132.00		8/22/14	205	3,203
U.S. Treasury 30-Year Bonds, Put @ $122.00		8/22/14	53	828
U.S. Treasury 30-Year Bonds, Put @ $124.00		8/22/14	100	1,562

TOTAL PURCHASED OPTIONS (Cost - $160,898)				204,565

TOTAL INVESTMENTS - 85.4% (Cost - $182,872,025#)				184,114,675
Other Assets in Excess of Liabilities - 14.6%				31,357,953

TOTAL NET ASSETS - 100.0%				$215,472,628

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(c)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(d)	Security has no maturity date. The date shown represents the next call date.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

AGM	— Assured Guaranty Municipal Corp.
ARM	— Adjustable Rate Mortgage
BRL	— Brazilian Real
CAD	— Canadian Dollar
CNY	— Chinese Yuan Renminbi
EUR	— Euro
IO	— Interest Only
KRW	— South Korean Won
MXN	— Mexican Peso
PLN	— Polish Zloty
RUB	— Russian Ruble
STRIPS	— Separate Trading of Registered Interest and Principal Securities
ZAR	— South African Rand

See Notes to Schedule of Investments.

WESTERN ASSET MACRO OPPORTUNITIES FUND

Schedule of investments (unaudited) (cont’d)	July 31, 2014

SCHEDULE OF WRITTEN OPTIONS

SECURITY	EXPIRATION DATE	STRIKE PRICE	CONTRACTS	VALUE
Eurodollar Futures, Put	8/8/14	$1,350.00	8	$11,500
Eurodollar Futures, Put	9/5/14	1,330.00	3	1,837
Japanese Yen Futures, Put	9/5/14	97.00	6	4,725
U.S. Treasury 05-Year Notes, Call	8/22/14	119.50	30	2,344
U.S. Treasury 05-Year Notes, Call	8/22/14	119.00	95	22,266
U.S. Treasury 05-Year Notes, Put	9/26/14	117.00	32	3,750
U.S. Treasury 10-Year Notes, Call	8/22/14	126.50	40	1,875
U.S. Treasury 10-Year Notes, Call	8/22/14	126.00	41	3,844
U.S. Treasury 10-Year Notes, Call	8/22/14	125.50	24	4,500
U.S. Treasury 10-Year Notes, Call	8/22/14	125.00	85	29,219
U.S. Treasury 10-Year Notes, Call	9/26/14	126.00	25	4,687
U.S. Treasury 10-Year Notes, Call	9/26/14	125.00	51	19,922
U.S. Treasury 10-Year Notes, Call	9/26/14	124.50	115	64,688
U.S. Treasury 10-Year Notes, Put	8/22/14	123.00	11	1,203
U.S. Treasury 10-Year Notes, Put	8/22/14	123.50	7	1,312
U.S. Treasury 10-Year Notes, Put	8/22/14	124.00	101	29,984
U.S. Treasury 10-Year Notes, Put	9/26/14	122.50	8	3,500
U.S. Treasury 10-Year Notes, Put	9/26/14	121.00	23	3,953
U.S. Treasury 10-Year Notes, Put	9/26/14	123.50	14	10,938
U.S. Treasury 10-Year Notes, Put	9/26/14	123.00	37	21,969
U.S. Treasury 30-Year Bonds, Call	8/22/14	138.00	52	40,625
U.S. Treasury 30-Year Bonds, Put	8/22/14	135.00	126	37,406
U.S. Treasury 30-Year Bonds, Call	8/22/14	139.00	22	9,625
U.S. Treasury 30-Year Bonds, Call	9/26/14	138.00	12	10,312
U.S. Treasury 30-Year Bonds, Put	8/22/14	136.00	16	8,250
U.S. Treasury 30-Year Bonds, Put	8/22/14	137.00	12	10,312
U.S. Treasury 30-Year Bonds, Put	9/26/14	134.00	30	27,188
U.S. Treasury 30-Year Bonds, Put	9/26/14	135.00	24	30,000

TOTAL WRITTEN OPTIONS (Premiums received - $482,659)				$421,734

Summary of Investments by Country *

United States	41.5%
Mexico	10.9
Italy	8.6
Poland	7.5
Brazil	6.8
Russia	4.6
South Africa	4.5
United Kingdom	2.5
Colombia	2.3
Spain	2.0
Canada	1.5
China	1.4
Turkey	1.3
Netherlands	1.3
France	0.9
Ukraine	0.8
Hungary	0.6
Korea	0.6
Portugal	0.2
Switzerland	0.1
New Zealand	0.1

100.0%

*	As a percentage of total investments. Please note that the Fund holdings are as of July 31, 2014 and are subject to change.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Macro Opportunities Fund (the “Fund”) is a separate non-diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Notes to Schedule of Investments (unaudited) (continued)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Sovereign bonds	—	$85,474,903	—	$85,474,903
Asset-backed securities	—	1,825,415	—	1,825,415
Collateralized mortgage obligations	—	24,827,862	—	24,827,862
Corporate bonds & notes	—	49,708,310	—	49,708,310
Municipal bonds	—	740,428	—	740,428
Non-U.S. Treasury inflation protected securities	—	2,265,838	—	2,265,838
U.S. government & agency obligations	—	19,007,155	—	19,007,155
Preferred stocks	$60,199	—	—	60,199
Purchased options	17,929	186,636	—	204,565

Total investments	$78,128	$184,036,547	—	$184,114,675

Other financial instruments:
Futures contracts	$868,807	—	—	$868,807
Forward foreign currency contracts	—	$1,383,163	—	1,383,163
Purchased options on futures	20,770	—	—	20,770
Centrally cleared credit default swaps on credit indices - sell protection	—	1,445	—	1,445
OTC credit default swaps on corporate issues - sell protection‡	—	8,539	—	8,539

Total other financial instruments	$889,577	$1,393,147	$—	$2,282,724

Total	$967,705	$185,429,694	$—	$186,397,399

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Written options	$421,734	—	—	$421,734
Futures contracts	1,217,479	—	—	1,217,479
Forward foreign currency contracts	—	$336,464	—	336,464
Centrally cleared credit default swaps on credit indices - sell protection	—	17,478	—	17,478
Centrally cleared interest rate swaps	—	225,752	—	225,752
OTC credit default swaps on corporate issues - buy protection‡	—	200,726	—	200,726

Total	$1,639,213	$780,420	$—	$2,419,633

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the

Notes to Schedule of Investments (unaudited) (continued)

collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(d) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(e) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(h) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

Notes to Schedule of Investments (unaudited) (continued)

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(i) Options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at the specified option exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of purchase, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the net asset value of the Fund. The potential for loss related to writing call options is unlimited. The potential for loss related to writing put options is limited only by the aggregate strike price of the put option less the premium received.

(j) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(k) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. At July 31, 2014, the total notional value of all credit default swaps to sell protection is $60,042,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the period ended July 31, 2014, see Note 3.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on

Notes to Schedule of Investments (unaudited) (continued)

corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(l) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(m) Credit and market risk. The Fund invests in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(n) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

Notes to Schedule of Investments (unaudited) (continued)

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Securities pledged as collateral, if any, to cover the obligations of the Fund under derivative contracts, are noted in the Schedule of Investments.

As of July 31, 2014, the Fund held written options, forward foreign currency contracts and OTC credit default swaps with credit related contingent features which had a liability position of $958,924. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(o) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At July 31, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$2,390,109
Gross unrealized depreciation	(1,147,459)

Net unrealized appreciation	$1,242,650

At July 31, 2014, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
3-Month Euribor	91	3/15	$30,397,979	$30,403,988	$6,009
90-Day Eurodollar	238	9/14	59,360,136	59,357,200	(2,936)
90-Day Eurodollar	157	12/15	38,831,573	38,816,288	(15,285)
90-Day Eurodollar	240	3/16	59,217,430	59,175,000	(42,430)
90-Day Eurodollar	913	6/16	224,586,280	224,461,050	(125,230)
Euro BTP	44	9/14	7,442,297	7,527,390	85,093
U.S. Treasury Long-Term Bonds	66	9/14	9,045,527	9,103,875	58,348
U.S. Treasury Ultra Long-Term Bonds	52	9/14	7,803,356	7,843,875	40,519
United Kingdom Long Gilt Bonds	31	9/14	5,753,695	5,792,690	38,995

					$43,083

Contracts to Sell:
90-Day Eurodollar	449	12/14	111,928,653	111,935,700	(7,047)
90-Day Eurodollar	93	3/17	22,704,723	22,688,513	16,210
90-Day Eurodollar	4	6/18	970,037	968,850	1,187
Euro	71	9/14	12,014,282	11,885,400	128,882
Euro Bund	522	9/14	102,537,780	103,442,671	(904,891)
Euro-OAT	16	9/14	3,034,975	3,044,036	(9,061)
British Pound	24	9/14	2,567,247	2,531,400	35,847
Japanese 10-Year Bond	30	9/14	42,446,469	42,556,749	(110,280)
Japanese Yen	208	9/14	25,459,474	25,282,400	177,074
U.S. Treasury 05-Year Notes	318	9/14	37,841,833	37,789,828	52,005
U.S. Treasury 10-Year Notes	525	9/14	65,648,560	65,419,922	228,638
U.S. Treasury 10-Year Notes	2	12/14	247,212	247,531	(319)

					$(391,755)

Net unrealized depreciation on open futures contracts					$(348,672)

Notes to Schedule of Investments (unaudited) (continued)

At July 31, 2014, the Fund had the following open options on futures:

	Number of Contracts	Strike Price	Expiration Date	Basis Value	Market Value	Unrealized Depreciation
Contracts to Buy:
Euro Bund	29	147.00	8/22/14	$20,847	$10,873	$(9,974)
Euro Bund	9	148.50	8/22/14	7,853	4,821	(3,032)
Euro Bund	332	155.00	8/22/14	5,180	4,446	(734)
Euro Bund	25	153.00	8/22/14	390	335	(55)
Euro Bund	22	154.50	8/22/14	344	295	(49)

Net unrealized loss on purchased options on futures contracts					$20,770	$(13,844)

During the period ended July 31, 2014, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of October 31, 2013	151	$69,994
Options written	819,275	2,471,419
Options closed	(1,178)	(615,508)
Options exercised	(1,340)	(562,559)
Options expired	(815,858)	(880,687)

Written options, outstanding as of July 31, 2014	1,050	$482,659

At July 31, 2014, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Appreciation (Depreciation)
Contracts to Buy:
Euro	State Street Bank & Trust Co.	160,000	$214,255	8/14/14	$(2,252)
Mexican Peso	Citibank, N.A.	4,860,000	367,324	8/15/14	(6,436)
South African Rand	Citibank, N.A.	7,450,000	693,518	8/15/14	(17,232)
Brazilian Real	Citibank, N.A.	420,116	181,430	10/16/14	(2,638)
Indian Rupee	Bank of America N.A.	95,050,000	1,544,009	10/16/14	(17,003)
Indian Rupee	Bank of America N.A.	58,510,000	950,447	10/16/14	(12,047)
Indian Rupee	Bank of America N.A.	51,980,000	844,372	10/16/14	(15,227)
Indian Rupee	Barclays Bank PLC	61,590,000	1,000,479	10/16/14	(10,353)
Indian Rupee	Barclays Bank PLC	15,880,000	257,958	10/16/14	(3,012)
Indian Rupee	Citibank, N.A.	186,222,720	3,025,035	10/16/14	(32,558)
Polish Zloty	Citibank, N.A.	1,680,000	535,958	10/16/14	(16,093)
Russian Ruble	Bank of America N.A.	61,910,000	1,700,947	10/16/14	(27,586)
Russian Ruble	Bank of America N.A.	44,310,000	1,217,396	10/16/14	(58,006)
Russian Ruble	Barclays Bank PLC	47,980,000	1,318,227	10/16/14	(60,251)
Russian Ruble	Citibank, N.A.	13,670,000	375,577	10/16/14	(15,797)
South Korean Won	Barclays Bank PLC	354,240,000	343,429	10/16/14	(3,882)
South Korean Won	Citibank, N.A.	480,939,500	466,261	10/16/14	821
South Korean Won	Citibank, N.A.	290,960,000	282,080	10/16/14	224
Yuan Renminbi	Bank of America N.A.	8,780,000	1,413,054	10/16/14	6,025
Yuan Renminbi	Bank of America N.A.	2,110,000	339,584	10/16/14	1,897
Yuan Renminbi	Barclays Bank PLC	20,540,060	3,305,719	10/16/14	14,148
Yuan Renminbi	Citibank, N.A.	7,060,000	1,136,237	10/16/14	5,642
Yuan Renminbi	Citibank, N.A.	5,720,000	920,577	10/16/14	120

					(271,496)

Notes to Schedule of Investments (unaudited) (continued)

Contracts to Sell:
British Pound	Bank of America N.A.	7,282	12,294	8/14/14	119
British Pound	Bank of America N.A.	41,642	70,299	8/14/14	567
British Pound	Bank of America N.A.	283,065	477,861	8/14/14	4,397
Canadian Dollar	Bank of America N.A.	162,377	148,877	8/14/14	832
Canadian Dollar	Bank of America N.A.	248,484	227,824	8/14/14	760
Euro	Bank of America N.A.	1,073,517	1,437,538	8/14/14	57,533
Euro	Bank of America N.A.	1,639,711	2,195,724	8/14/14	35,168
Euro	Citibank, N.A.	54,875	73,483	8/14/14	2,906
Euro	Citibank, N.A.	113,830	152,429	8/14/14	885
Euro	Citibank, N.A.	152,000	203,542	8/14/14	1,181
Euro	Citibank, N.A.	160,000	214,255	8/14/14	2,249
Euro	Citibank, N.A.	186,337	249,523	8/14/14	3,189
Euro	Citibank, N.A.	196,890	263,654	8/14/14	5,605
Euro	Citibank, N.A.	203,760	272,854	8/14/14	7,103
Euro	Citibank, N.A.	206,883	277,035	8/14/14	4,704
Euro	Citibank, N.A.	227,503	304,648	8/14/14	5,167
Euro	Citibank, N.A.	298,395	399,578	8/14/14	6,641
Euro	Citibank, N.A.	368,237	493,104	8/14/14	11,925
Euro	Citibank, N.A.	480,002	642,767	8/14/14	6,485
Euro	Citibank, N.A.	521,716	698,626	8/14/14	27,277
Euro	Citibank, N.A.	825,168	1,104,976	8/14/14	12,497
Euro	Citibank, N.A.	934,115	1,250,866	8/14/14	34,606
Euro	Citibank, N.A.	1,634,378	2,188,583	8/14/14	29,973
Euro	Citibank, N.A.	2,103,800	2,817,182	8/14/14	43,713
Euro	Citibank, N.A.	3,446,602	4,615,317	8/14/14	185,472
Euro	State Street Bank & Trust Co.	160,000	214,255	8/14/14	8,307
Japanese Yen	Citibank, N.A.	60,000,000	583,322	8/14/14	8,827
Mexican Peso	Citibank, N.A.	4,001,599	302,468	8/14/14	2,393
Polish Zloty	Bank of America N.A.	1,081,486	346,376	8/14/14	9,651
Polish Zloty	Bank of America N.A.	3,349,573	1,072,795	8/14/14	30,872
Mexican Peso	Citibank, N.A.	4,860,000	367,324	8/15/14	4,748
South African Rand	Citibank, N.A.	7,450,000	693,518	8/15/14	14,133
Mexican Peso	Barclays Bank PLC	3,468,426	261,628	9/11/14	3,372
Indian Rupee	Barclays Bank PLC	22,065,912	360,444	9/22/14	996
Russian Ruble	Citibank, N.A.	37,500,138	1,030,616	10/15/14	48,369
Brazilian Real	Bank of America N.A.	2,360,000	1,019,182	10/16/14	4,679
Brazilian Real	Bank of America N.A.	2,370,000	1,023,500	10/16/14	4,699
Brazilian Real	Bank of America N.A.	3,090,000	1,334,437	10/16/14	19,638
Brazilian Real	Barclays Bank PLC	930,000	401,627	10/16/14	6,949
Brazilian Real	Barclays Bank PLC	7,830,000	3,381,438	10/16/14	46,758
Canadian Dollar	Bank of America N.A.	614,160	562,261	10/16/14	8,778
Canadian Dollar	Bank of America N.A.	1,362,597	1,247,451	10/16/14	25,823
Euro	Bank of America N.A.	1,070,000	1,433,132	10/16/14	23,854
Euro	Barclays Bank PLC	250,000	334,844	10/16/14	4,446
Euro	Barclays Bank PLC	760,000	1,017,925	10/16/14	9,899
Euro	Barclays Bank PLC	940,000	1,259,013	10/16/14	21,175
Japanese Yen	Barclays Bank PLC	94,630,000	920,373	10/16/14	10,860
Japanese Yen	Barclays Bank PLC	97,020,000	943,618	10/16/14	14,017
Japanese Yen	Barclays Bank PLC	640,830,000	6,232,725	10/16/14	82,178
Mexican Peso	Bank of America N.A.	48,633,200	3,659,460	10/16/14	57,510
Mexican Peso	Barclays Bank PLC	3,473,029	261,332	10/16/14	4,036
Mexican Peso	Barclays Bank PLC	30,661,175	2,307,135	10/16/14	36,956
Mexican Peso	Barclays Bank PLC	66,290,000	4,988,066	10/16/14	96,693
Mexican Peso	Citibank, N.A.	4,550,000	342,370	10/16/14	5,139
Polish Zloty	Bank of America N.A.	2,200,000	701,849	10/16/14	11,510
Polish Zloty	Bank of America N.A.	5,888,581	1,878,589	10/16/14	48,240
Polish Zloty	Bank of America N.A.	6,110,000	1,949,227	10/16/14	41,909
Polish Zloty	Barclays Bank PLC	1,370,000	437,061	10/16/14	6,535
Polish Zloty	Barclays Bank PLC	8,725,399	2,783,597	10/16/14	75,268
Russian Ruble	Bank of America N.A.	38,380,000	1,054,472	10/16/14	17,146

Notes to Schedule of Investments (unaudited) (continued)

Russian Ruble	Bank of America N.A.	38,400,000	1,055,021	10/16/14	17,155
Russian Ruble	Barclays Bank PLC	38,400,000	1,055,021	10/16/14	16,901
South African Rand	Bank of America N.A.	1,400,000	128,986	10/16/14	(82)
South African Rand	Barclays Bank PLC	3,985,773	367,221	10/16/14	(386)
South African Rand	Barclays Bank PLC	14,340,000	1,321,187	10/16/14	(64)
South African Rand	Citibank, N.A.	1,010,000	93,054	10/16/14	464
South African Rand	Citibank, N.A.	34,948,985	3,219,954	10/16/14	(21,255)
South Korean Won	Barclays Bank PLC	1,806,650,000	1,751,511	10/16/14	816
South Korean Won	Citibank, N.A.	480,939,500	466,261	10/16/14	3,590
Yuan Renminbi	Citibank, N.A.	16,000,000	2,575,041	10/16/14	(14,304)
Brazilian Real	Citibank, N.A.	1,076,893	463,636	10/27/14	8,043

					1,318,195

Net unrealized appreciation on open forward foreign currency contracts					$1,046,699

At July 31, 2014, the Fund had the following open swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAPS
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT*		TERMINATION DATE	PAYMENTS MADE BY THE FUND†	PAYMENTS RECEIVED BY THE FUND†	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Barclays Capital Inc.	1,384,780,000	JPY	7/22/24	0.678% semi-annually	6-Month JPY- LIBOR-BBA- semi-annually	—	$(21,570)
Barclays Capital Inc.	16,330,000		11/15/43	2.224% 1 Time	3-Month LIBOR	$(842,247)	(204,182)

Total						$(842,247)	$(225,752)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]*	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND†	MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION
Bank of America Securities LLC (Markit CDX.NA.HY.22 Index)	$1,782,000	6/20/19	5.000% quarterly	$120,426	$118,981	$1,445
BNP Paribas (Markit CDX.NA.IG.22 Index)	57,330,000	6/20/19	1.000% quarterly	960,648	978,126	(17,478)

	$59,112,000			$1,081,074	$1,097,107	$(16,033)

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]*	TERMINATION DATE	IMPLIED CREDIT SPREAD AT JULY 31, 2014[4]	PERIODIC PAYMENTS RECEIVED BY THE FUND†	MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION
Bank of America Securities LLC (Goldman Sachs Group Inc., 5.950% due 1/18/18)	$930,000	6/20/19	0.80%	1.000% quarterly	$8,539	$6,682	$1,857

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION[5]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT*	TERMINATION DATE	IMPLIED CREDIT SPREAD AT JULY 31, 2014[4]	PERIODIC PAYMENTS MADE BY THE FUND†	MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Bank of America Securities LLC (Morgan Stanley, 6.000% due 4/28/15)	$930,000	6/20/19	0.75%	1.000% quarterly	$(11,028)	$(11,696)	$668
Barclays Capital Inc. (CHS/Community Health Systems Inc., 8.000% due 11/15/19)	1,200,000	6/20/19	3.11%	5.000% quarterly	(100,753)	(110,724)	9,971
Goldman Sachs Group Inc. (CHS/Community Health Systems Inc., 8.000% due 11/15/19)	400,000	3/20/19	2.91%	5.000% quarterly	(35,578)	(29,151)	(6,427)
Goldman Sachs Group Inc. (CHS/Community Health Systems Inc., 8.000% due 11/15/19)	600,000	3/20/19	2.91%	5.000% quarterly	(53,367)	(48,835)	(4,532)

Total	$3,130,000				$(200,726)	$(200,406)	$(320)

Notes to Schedule of Investments (unaudited) (continued)

1	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

2	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

3	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

4	Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

5	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

†	Percentage shown is an annual percentage rate.

*	Notional amount denominated in U.S. dollars, unless otherwise noted.

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at July 31, 2014.

				Forward Foreign Currency Contracts		Futures Contracts		Centrally Cleared Swap Contracts		OTC Swap Contracts, at value
Primary Underlying Risk	Purchased Options, at value	Written Options, at value	Purchased Options on Futures at value	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	Swap Contracts, at value	Total
Interest Rate Risk	$91,823	$(417,009)	$20,770	—	—	$527,004	$(1,217,479)	—	$(225,752)	—	$(1,301,970)
Foreign Exchange Risk	112,742	(4,725)	—	$1,383,163	$(336,464)	341,803	—	—	—	—	1,577,846
Credit Risk	—	—	—	—	—	—	—	$1,445	(17,478)	$(192,187)	(208,220)

Total	$204,565	$(421,734)	$20,770	$1,383,163	$(336,464)	$868,807	$(1,217,479)	$1,445	$(243,230)	$(192,187)	$67,656

During the period ended July 31, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$90,504
Written options	195,105
Futures contracts (to buy)	148,216,885
Futures contracts (to sell)	174,686,407
Forward foreign currency contracts (to buy)	6,690,664
Forward foreign currency contracts (to sell)	22,602,374

Average Notional Balance
Interest rate swap contracts	$155,968,000
Credit default swap contracts (to buy protection)	2,651,476
Credit default swap contracts (to sell protection)	25,893,700

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Funds, Inc.

By:	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	September 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	September 25, 2014

By:	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	September 25, 2014